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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                      ___________________________________


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  September 23, 1997
                       (Date of earliest event reported)

                      ___________________________________

                       ALTERNATIVE LIVING SERVICES, INC.
             (Exact name of registrant as specified in its charter)





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
         DELAWARE                                      1-11999                                          39-1771281
(State or other jurisdiction of                (Commission file number)                   (I.R.S. Employer Identification No.)
incorporation or organization)

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                      450 N. SUNNYSLOPE ROAD, SUITE 300
                         BROOKFIELD, WISCONSIN  53005
                   (Address of principal executive offices)

                                (414) 789-9565
             (Registrant's telephone number, including area code)



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Item 5.  Other Events

         On September 23, 1997, Alternate Living Services, Inc. (the "Company") and Sterling House Corporation, a Kansas corporation ("Sterling"), mailed to their respective stockholders the Joint Proxy Statement of ALS and Sterling and the Prospectus of ALS dated as of September 22, 1997 (the "Joint Proxy Statement/Prospectus") relating to (i) the Agreement and Plan of Merger, dated as of July 30, 1997, as amended (the "Merger Agreement"), among the Company, Sterling and Tango Merger Corporation, a Kansas corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), which provides for the merger (the "Merger") of Merger Sub with and into Sterling with Sterling continuing as the surviving corporation and (ii) the transactions contemplated thereby.

         The Company expects to consummate the Merger on or about October 23, 1997 subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement.

         A copy of the Joint Proxy Statement/Prospectus is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Joint Proxy Statement and Prospectus Dated September 22, 1997





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 10, 1997


                                   ALTERNATIVE LIVING SERVICES, INC.
                                   -------------------------------------------
                                             (Registrant)


                                   By:/s/ THOMAS E. KOMULA
                                      ----------------------------------------
                                      Thomas E. Komula, Senior Vice President,
                                      Treasurer and Chief Financial Officer









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